
MAVEN
Submit for Review
21 feb
22 feb
23 feb
24 feb
From its inception in early 2008, Hulu's
dynamically inserted advertising along with its shows and movies, as opposed to eschewing advertising altogether as in the case of Netflix, Amazon Prime, and the now defunct Verizon Redbox offering.
20%
16%
60%

MAVEN

Forward Looking Statements

This presentation includes forward-looking statements that are made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. While these statements are made to convey to the public the company's progress, business opportunities and growth prospects, readers and listeners are cautioned that such forward-looking statements represent management's opinion. Whereas management believes such representations to be true and accurate based on information and data available to the company at this time, actual results may differ materially from those described.

The company's operations and business prospects are always subject to risk and uncertainties. Important factors that may cause actual results to differ are set forth in the company's periodic filings with the US Securities and Exchange Commission. The company undertakes no obligation to update the results of these forward-looking statements to reflect events or circumstances after today or to reflect the occurrence of unanticipated events. This presentation does not constitute an offer to sell securities including but not limited to within any jurisdiction in which the sale of such securities would be unlawful. This presentation does not constitute a solicitation or offer to sell securities. Any securities which may be offered by the company as contemplated by the terms described herein will be offered without registration under the Securities Act of 1933, as amended (the "Securities Act") in reliance upon the exemption from registration afforded by Section 4(a)(2) of the Securities act and Regulation D, Rule 506 promulgated thereunder. Such offer and the information set forth herein have not been reviewed, approved or disapproved, nor has the accuracy or adequacy of the information set forth herein been passed upon, by the Securities and Exchange Commission or any state securities administrator. Any representation to the contrary is a criminal offense. An investment in the securities offered by the company is speculative and involves a high degree of risk. Investment in the securities offered hereby is suitable only for persons of substantial financial means who can afford a total loss of their investment.

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M
Silverman Sachs
Mar
Apr
May
Jun
Jul
Aug
It is important to note that not all of this ad revenue is kept by Hulu, as we believe advertising is split with the "next day" content owners. It is assumed that more than half of ad revenue goes to the content owners, though the terms have not been disclosed.
History Statistic
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Vote

MiFID is coming…

It is legacy technology that created a decentralized and fragmented environment. MiFID intends to democratize it. Next generation technology will be tasked with maintaining it.

Problem 1

Starting in the 1990s trading commissions have declined exponentially, collapsing margins and requiring accelerated trading to compensate.

Problem 2

Legacy technology architectures could not provide a satisfactory environment for regulators and clients to foster equity and transparency, let alone monetize dormant underlying product brands in a market increasingly swayed by social media and outside influences.

Problem 3

To adapt to a disruptive democratization of banking and capital markets, institutions must embrace platform technology and data analytics to prevent falling victim to a deteriorating qualitative environment of general research and security.

The solution is Maven

An open centralized platform that allows approved research analysts and institutions to publish, track performance, and process valuable data, while providing a safe and secure environment for transactions and usage data transparency.


MAVEN
Submit for Review
10k
21 feb
22 feb
23 feb
24 feb
From its inception in early 2008, Hulu's
B I # “ 1. · X
dynamically inserted advertising along with
its shows and movies, as opposed to
eschewing advertising altogether as in the
case of Netflix, Amazon Prime, and the now
defunct Verizon Redbox offering.
20%

Sell Side Advantage — Institutional Research Post MiFID


MAVEN
Submit for Review
10k
21 feb
22 feb
23 feb
24 feb
From its inception in early 2008, Hulu's
busi
om
other
dynamically inserted advertising along with
its shows and movies, as opposed to
eschewing advertising altogether as in the
case of Netflix, Amazon Prime, and the now
defunct Verizon Redbox offering.
20%
60%
16%

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MAVEN
APPROVED INSTITUTIONS
JD Smorgen
Amerika Bank
Silverman Sachs
Barkmays
Credit Bragacall
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ANALYST PROFILE
John Palmer
john@gmail.com
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Amplify the institution's research, rank and data.


MAVEN
WALLET
All Reports
+85%
$250,000
Per analyst annually
Top Viewed Report Cost
+60%
$19,245
JMDA Report
Digital technology platform
Capital Markets
$26,800,000

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Buy Side Advantage — Institutional Research Post MiFID


MAVEN
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M
Silverman Sachs
Mar
Apr
May
Jun
Jul
Aug
It is important to note that not all of this ad revenue is kept by Hulu, as we believe advertising is split with the "next day" content owners. It is assumed that more than half of ad revenue goes to the content owners, though the terms have not been disclosed.
History Statistic
Month
Week
Vote

Democratized data and human curation surfaces quality reports.


MAVEN
WALLET
All Reports
+85%
$1,800,000
Annual budget
Top Viewed Report
+60%
394,355
JMDA Report
Digital technology platform
Capital Markets Spend
$26,800,000

Budget and optimize external research spend.

Maven Virtuous Cycle Post MiFID



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